UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 2, 2005

DECORIZE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31260	43-1931810
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1938 East Phelps, Springfield, Missouri 65802
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (417) 879-3326

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act
[]    Soliciting material pursuant to Rule 14a-12 of the Exchange Act
[]    Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
[]    Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01    Regulation FD Disclosure.

On February 2, 2005, Decorize, Inc. announced its completion of a $4,000,000 line of credit with Bank of America. A copy of the February 2 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

    (c) Exhibits.

 Exhibit 99.1    Press Release issued by Decorize, Inc., dated February 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: February 2, 2005	By:	/s/ Brent Olson
Name: Brent Olson
Title: Vice President and Treasurer

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